UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  May 18, 2009

U.S. Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10238 (Commission File Number)	52-1216347 (I.R.S. Employer Identification No.)

40 Tower Lane 1st Floor Avon, CT	06001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (860) 678-7537

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 18, 2009, Messrs. Salvatore Nobile and Mike Novosel resigned from the Board of Directors of U.S. Energy Systems, Inc. (the “Company”).

(b)           On May 21, 2009, Joe Reynolds, the Chief Executive Officer and President of the Company, announced that he would resign as Chief Executive Officer and President when the Chapter 11 plan of Company subsidiary GBGH, LLC shall be substantially consummated on or about June 6, 2009.  Mr. Reynolds stated to the Company that his reason for resigning, effective on or about June 6, 2009, was to fully concentrate on his responsibilities as Chief Executive Officer of the Company’s UK subsidiary, UK Energy Systems Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

Date: May 21, 2009	By:	/s/ Richard Augustine
Richard Augustine
Chief Accounting Officer